UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                  CURENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report: 26 June, 2001

                         Samaritan Pharmaceuticals, Inc.
             (Exact name of registrant as specified in its chapter)

              NV                         0-26775                 88-0384037
 (State or other jurisdiction          (Commission             (IRS Employer
       of incorporation                 File Number)         Identification No.)

      101 Convention Center Drive #310 Las Vegas NV               89109
         (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code 1-702-735-7001

                 Steroidogenesis Inhibitors International, Inc.
          (Former name or former address, if changed since last report)


Item 5. Other Events.

         On June 13, 2000, Lawrence Selevan has decided not to join the Advisory Board of Samaritan Pharmaceuticals, Inc. Mr. Selevan has communicated that he has other commitments and wishes the company well in its endeavors.

                                   SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Samaritan Pharmaceuticals, Inc.
(Registrant)


By: /s/ Janet Greeson
   ----------------------------------------
    Dr. Janet Greeson, President, Director
    (principal executive officer)


Date: June 27, 2001